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         PLEASE SIGN, DATE AND RETURN THE ENCLOSED CONSENT CARD TO AVOID
               ADDITIONAL SOLICITATION COSTS TO YOUR PARTNERSHIP.
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                   PAINEWEBBER DEVELOPMENT PARTNERS FOUR, LTD.
                               265 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110




                               IMPORTANT REMINDER




Dear Limited Partner:

We have previously mailed to you a Consent Solicitation Statement, dated May 4, 1998, and a consent card in connection with a solicitation of limited partners of PaineWebber Development Partners Four, Ltd.

According to our latest records, we have not received your consent card for this important solicitation. Regardless of the number of units you own, it is important that they are represented and voted. If you have not already mailed your consent card, please take a moment to sign, date and mail the enclosed duplicate consent card. A return envelope is provided for your convenience.

For the reasons set forth in the Consent Solicitation Statement, the Managing General Partner recommends that you consent to the proposed sale and liquidation as defined in the Consent Solicitation Statement.

Thank you for your assistance in this matter.

                                                Fourth Development Fund, Inc.,
                                                Property Associates 1985, L.P.,


                                                /s/ Bruce J. Rubin

                                                Bruce J. Rubin
                                                President
                                                Fourth Development Fund, Inc.

May 21, 1998